SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 6, 2003

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

   New York                      3812                       11-0707740
(State or Other      Primary Standard Industrial          (I.R.S. Employer
Jurisdiction of      Classification Code Number)          Identification No.)
Incorporation or
Organization)

                               -------------------

                         60 East 42nd Street, Suite 5010
                               New York, NY 10165
                                  212.716.2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

                                ----------------

                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1 Earnings Release, dated May 6, 2003, announcing financial results for the quarter ended March 29, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

     In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 6, 2003, EDO Corporation issued an earnings release announcing financial results for the quarter ended March 29, 2003. A copy of this earnings release is attached hereto as Exhibit 99.1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 6, 2003


                           EDO CORPORATION


                           By: /s/ Frederic B. Bassett
                               -----------------------------------
                          Name: Frederic B. Bassett
                         Title: Vice President-Finance, Treasurer and
                                Chief Financial Officer